UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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           14a-6(e)(2))

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       [X] Soliciting Material Pursuant to Section 240.14a-12

                     AMERICA FIRST APARTMENT INVESTORS, INC.
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                (Name of Registrant as Specified In its Charter)

                 MUNICIPAL CAPITAL APPRECIATION PARTNERS III, LP
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Press Release

MCAP III, L.P. to Nominate Three Directors for America First Apartment Investors, Inc.

NEW YORK, N.Y., March 6, 2007 / PR Newswire/ -- Municipal Capital Appreciation Partners III, L.P. ("MCAP"), a private equity firm based in New York, NY, sent a letter on March 6, 2007, to America First Apartment Investors, Inc. nominating three directors for election at the 2007 annual meeting.

The nominees are Richard B. Jennings, Charles L. Frischer and Douglas Margerum. Mr. Jennings is the President of Realty Capital International and is on the board of three publicly traded REITs. Mr. Frischer is a Principal at MCAP and in his previous position as Senior Vice President at Capri Capital, financed more than $800 million in multi-family loans. Mr. Margerum is the President of Equity Management, Inc, a multi-family property management company which manages more than 10,000 apartment units.

MCAP thinks these nominees would dramatically increase the financial and multi-family apartment experience of this Board. In addition, MCAP believes these nominees understand the current pricing environment in multi-family assets and can take steps to fully maximize shareholder value.

On November 1, 2006, MCAP had offered to purchase the Company for approximately $20.25 per share, all cash, subject to due diligence and execution of a definitive purchase agreement. MCAP may solicit votes for its nominees and MCAP remains interested in purchasing this Company.

Additionally, MCAP sent the Company a letter on November 21, 2006 offering to enter into a confidentiality agreement and review the Company's assets in order to support or increase its $20.25 offer. MCAP was disappointed that this additional request was also completely rejected.

Source:  Municipal Capital Appreciation Partners III, LP
         Contact:  Richard G. Corey  212-508-9415

                                    * * * * *


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March 6, 2007

VIA FEDERAL EXPRESS
-------------------

America First Apartment Investors, Inc.
One North Broadway
Suite 702
White Plains, New York 10601

Attention:  Michael J. Draper
            Secretary

Re: Notice of Proposal to be Brought Before the 2007 Annual Meeting of Stockholders

Dear Mr. Draper:

         Pursuant to and in accordance with the notice provisions set forth in
Section 1.11 of the bylaws of America First Apartment Investors, Inc. (the "Company"), the undersigned (the "Stockholder") hereby furnishes the Company with notice of its intention to nominate the persons named below (the "Nominees") as Class II directors at the Company's 2007 Annual Meeting of Stockholders (the "Annual Meeting").

         Information Regarding the Nominees

         The following table sets forth for each nominee named below (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment and five-year business history of such person, including all directorships held in other public companies or mutual funds, and (iii) the number of shares of the Company's stock (if any) beneficially owned by that person. Each person named below is a citizen of the United States of America.



----------------------------------------------------------------------------------------------------------------------
Name, Age, Business Address and    Present Principal Occupation or Employment (Including the     Shares of the
   Residence Address               Name of Any Corporation or Other Organization in Which        Company's
                                   Such Employment Is Carried On) and Business Experience        Stock
                                   During Last Five Years; Current Directorships                 Beneficially
                                                                                                 Owned

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Richard B. Jennings                Richard  Jennings is the President of Realty Capital
Age - 63                           International Inc. and Realty Capital  International          100
                                   LLC, real estate investment banking firms that he founded
Business Address                   in 1991 and 1999, respectively. Mr. Jennings  also served
----------------                   as President of Jennings Securities LLC, from 1995
Realty Capital                     through October,  2006. Mr. Jennings  served as Senior Vice
International LLC                  President  of Landauer  Real Estate  Counselors from
845 Third  Avenue, 6th             1990 to 1991 and as
Floor New York, NY 10022





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                                   Managing Director-Real Estate Finance at Drexel Burnham Lambert
                                   Incorporated from 1986 to 1989. From 1969 to 1986, Mr. Jennings oversaw the REIT investment banking business at Goldman, Sachs &
                                   Co. During his tenure at Goldman, Sachs & Co., Mr. Jennings founded and managed the Mortgage Finance Group from 1979 to 1986.
                                   Mr. Jennings also serves as a director of three public REITs:
                                   Alexandria Real Estate Equities, Inc. ("ARE"), National Retail
                                   Properties, Inc ("NNN") and Cogdell Spencer, Inc. ("CSA") He is a
                                   licensed New York real estate broker. Mr. Jennings has a Bachelor of Arts degree in Economics, Phi Beta Kappa and Magna Cum Laude, from Yale University, and a Master of Business Administration
                                   degree from Harvard Business School.

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Charles L. Frischer                Charles Frischer is a Principal of Municipal Capital                 109,800
                                   Appreciation Partners ("MCAP"); New York based private equity
Age - 40                           funds specializing in investments in multi-family housing and assisted living which can be financed with tax-exempt bonds. Mr.
Business Address                   Frischer is responsible for the asset management of more than
----------------                   3,000 apartment units at MCAP and directs the acquisition and
Municipal Capital Appreciation     financing of additional investments. Mr. Frischer is employed by
Partners                           Zephyr Management, Inc., MCAP's management advisor. Mr.
c/o Zephyr Management              Frischer, from 1995 to 2005, was a Senior Vice President of
320 Park Avenue                    Capri Capital, a mortgage banking firm which specialized in
28th Floor                         financing multi-family apartment assets. While at Capri, Mr.
New York, NY 10022                 Frischer financed more than $800 million of multi-family assets.
                                   Mr. Frischer, from 1990 to 1993, was an Asset Specialist with he Resolution Trust Corporation in Washington, DC, managing the sale of tax-exempt bond financed assets on behalf of failed savings and loan institutions. Mr. Frischer was a licensed real estate salesperson for Advance Realty Associates between 1995 and 1990. Mr. Frischer has a Bachelor of Arts degree in
                                   Government from Cornell University.

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Douglas Margerum, CPM               Douglas Margerum is the President and Chief Executive  Officer of     14,915
                                    Equity  Management, Inc.,  a real estate management  company that
Age - 59                            he  founded in 1980 to manage  properties  owned by  himself,  as well as other properties on a fee basis.  Equity  Management Inc.
Business Address                    manages more than 10,000  multi-family  apartment  units in eight
----------------                    states.  Mr. Margerum owns
Equity Management, Inc.
14504 Greenview Drive #510
Laurel, MD 20708


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


                                   more than 1,000 of these units. Prior to founding Equity Management,
                                   Inc., Mr. Margerum served as Second Vice President of DRG
                                   Financial Corporation from 1977-1980, specializing in FHA/HUD financing of existing apartment communities. Additionally, Mr.
                                   Margerum served as a property manager, and eventually as
                                   Assistant Director of Property Management, at Community Realty
                                   Company, Inc. from 1967-1977. He is a licensed real estate broker in Maryland and received his Certified Property Manager (CPM)
                                   designation from the Institute of Real Estate Management in 1972.
                                   Mr. Margerum has a Bachelor of Science degree in both Economics and Personnel Management from the University of Maryland.


         Each of the Nominees has consented to being named in any proxy statement that may be used if the Stockholder determines to solicit proxies for the proposals described above and to serve as a director of the Company if elected pursuant to such solicitation, if any.

         If this notice shall be deemed for any reason by a court of competent jurisdiction to be ineffective with respect to the nomination of any individual Nominee at the Annual Meeting, or if any individual Nominee shall be unable to serve for any reason, the Stockholder reserves the right to select a replacement Nominee and this notice shall continue to be effective with respect to the remaining Nominees and as to any replacement Nominees selected by the Stockholder.

         The Stockholder reserves the right, consistent with the requirements of applicable law, to submit additional proposals or a different proposal at the Annual Meeting.

         Information Regarding the Stockholder and Other Participants

         The address of the Stockholder is 320 Park Avenue, 28th Floor, New York, NY 10022. The Stockholder is a holder of record of 1,000 shares of common stock of the Company entitled to vote at the Annual Meeting and intends to appear at the Annual Meeting to nominate the Nominees. The Stockholder intends to seek reimbursement from the Company for the expenses that it may incur in connection with any proxy solicitation that may be made in connection with the nomination of the Nominees upon completion of any such solicitation.


                               Sincerely,


                               MUNICIPAL CAPITAL APPRECIATION
                               PARTNERS III, L.P.,
                               a Delaware limited partnership

                               By:   Municipal Associates III, LLC,
                                     a Delaware limited liability company, its
                                     general partner

                               By:   CB Municipal Advisers III, LLC,
                                     a Delaware limited liability company, its
                                     manager

                               By:   ----------------------------
                                     Richard G. Corey
                                     Managing Partner



(Enclosure)
cc: John H. Cassidy

                                    * * * * *


In the event that Municipal Capital Appreciation Partners III, LP, solicits proxies for the proposals described above, then it will file a proxy statement with the Securities and Exchange Commission relating to its solicitation of proxies from the stockholders of the Company with respect to the 2007 Annual Meeting of Stockholders. STOCKHOLDERS ARE URGED TO READ THIS PROXY STATEMENT WHEN AND IF IT BECOMES AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION. THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS, WHEN AND IF AVAILABLE, WILL BE AVAILABLE FOR FREE AT THE COMMISSION'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, ANY SUCH PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, WHEN AND IF AVAILABLE, WILL BE AVAILABLE FROM THE PARTICIPANTS BY CONTACTING MUNICIPAL CAPITAL APPRECIATION PARTNERS III, LP, AT 320 PARK AVENUE, 28TH FLOOR, NEW YORK, NEW YORK 10022.

      Municipal Capital Appreciation Partners III, LP, and the Nominees listed above may be deemed to be participants in this solicitation. Information concerning these persons, including a description of their direct or indirect interests in the Company, by security holdings or otherwise, is set forth under the headings "Information Regarding the Nominees" and "Information Regarding the Stockholder and Other Participants" above.